EXHIBIT 10.2

Allstate Life Insurance Company

3075 Sanders Road

Northbrook, IL  60062

Re: Sale Agreement for those Mortgages listed on Exhibit “A”

Allstate Insurance Company (“Assignor”) by this Assignment Agreement hereby sells, assigns, transfers and delivers to Allstate Life Insurance Company (“Assignee”) on September 10th 2008, (the “Settlement Date”), without recourse, all of its rights, title and interest in, to and under those certain securities, mortgage notes and mortgages (and related Claims, if any) with all accrued but unpaid interest thereon as listed on Schedule “A” attached hereto, specifically including but not by way of limitation, promissory notes or other evidences of indebtedness (specifically including participations therein) secured in whole or part by mortgages, deeds of trust, trust indentures, assignments of rents or any other form of lien or security interest therein,  and further including specifically, but not by way of limitation, all title policies, letters of credit, escrow accounts, insurance policies and any security interest in personal property given to secure the debt obligation secured by the respective mortgage transaction (collectively, the “Mortgages”) along with all claims (including “claims” as defined in the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), § 101(5)), guaranties, suits, causes of action, and any other rights of Assignor, whether known or unknown, against any obligor or issuer, any guarantor of an issuer’s obligations or any of their affiliates, agents, representatives, contractors, advisors, or any other entity or person that in any way is based upon, arises out of, or is related to any of the foregoing, including, to the extent permitted under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and assignment of, or indentures for, securities or debt obligations), suits, causes of action, and any other right of Assignor against any attorney, accountant, financial advisor, appraiser, engineer or architect, or other person or entity arising under or in connection with the foregoing, in each case, solely to the extent related to the Mortgages (collectively, the “Claims”). In this Assignment Agreement, an issuer may also be referred to as the “obligor”.

Allstate Life Insurance Company hereby purchases and accepts assignment and delivery of the Mortgages and related Claims for the purchase price indicated in column captioned, “Market Value” of Schedule “A” attached hereto, plus accrued but unpaid interest as set forth in the column captioned, “Accrued Interest” of Schedule “A” attached hereto.

1.             Assignor hereby represents and warrants to Assignee that:

(a)           Assignor is duly organized and validly existing and in good standing under the laws of Illinois and has the corporate or other power and authority to enter into and perform its obligations under this Assignment Agreement and to assign, transfer and deliver to the Assignee the Mortgages.

(b)           This Assignment Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Assignor, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(c)           Assignor is the legal, record and beneficial owner of the Mortgages. Assignor has, and will have as of the Settlement Date, good and valid title to the Mortgages, free and clear of all liens, claims, security interests, defenses, rights of set-off, options or encumbrances of any kind (“Encumbrances”) except encumbrances set forth as exclusions or exceptions to coverage in the title policy insuring lender’s interest in the real estate which secures the mortgage or other evidence of indebtedness and, upon delivery of such Mortgages good and valid title to such Mortgages, free and clear of all Encumbrances, will be transferred to Assignee. The Mortgages are not subject to any prior Assignment, transfer, assignment or participation by Assignor or any agreement by Assignor to assign, convey, transfer or participate, in whole or in part.

(d)           Assignor’s execution, delivery, and performance of this Assignment Agreement, the assignment and delivery of the Mortgages to be assigned hereunder, and consummation of the transactions contemplated hereby will not result in a breach or violation of any provision of (i) Assignor’s organizational documents, (ii) any statute, law, writ, order, rule or regulation of any governmental authority applicable to Assignor, (iii) any judgment, injunction, decree or determination applicable to Assignor or (iv) any contract, indenture, mortgage, loan agreement, note, lease or other instrument by which Assignor may be bound or to which any of the assets of Assignor are subject.

(e)           No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Assignor’s execution, delivery and performance of this Assignment Agreement, the Assignment and delivery of the Mortgages being assigned hereunder, or consummation of the transactions contemplated hereby.

(f)            Assignor has received no notice and has no actual knowledge that the Mortgages (i) were not duly authorized, executed, issued and delivered and (ii) do not now constitute valid and legally binding obligations of the obligor enforceable in accordance with their terms (except as limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles).

(g)           At the Settlement Date, appropriate (i) allonges (or endorsements without recourse) for each promissory note or other mortgage debt obligation will be provided and attached to such promissory note or mortgage debt obligation, and (ii) assignments of the mortgages in recordable form, each evidencing the transfer to Assignee of the respective Mortgage, will be executed by person(s) duly authorized to do so, will be lawfully delivered, and will be valid, binding and enforceable in accordance with the terms thereof.

(h)           To the best of Assignor’s knowledge, there are no conditions or restrictions applicable to the Mortgages that would prohibit the assignment thereof to the Assignee. Assignor knows of no reason that would prevent the Mortgages from being registered in the Assignee’s name or the name of Assignee’s nominee, subject to complying with the respective recording requirement and payment of recording fees.

2.             Assignee hereby makes the following representations and warranties:

(a)           Assignee is duly organized and validly existing and in good standing under the laws and jurisdiction of Illinois, and has the corporate or other power and authority to accept delivery and hold the Mortgages and to enter into and perform its obligations under this Assignment Agreement.

(b)           This Assignment Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, Assignee, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principals.

(c)           Assignee’s execution, delivery, and performance of this Assignment Agreement, the acceptance of the Mortgages to be assigned hereunder, and the consummation of the transactions contemplated hereby will not result in a breach of any provision of (i) Assignee’s organizational documents, (ii) and statute, law, writ, order, rule, or regulation of any governmental authority applicable to Assignee, (iii) any judgment, injunction, decree or determination applicable to Assignee, or (iv) any contract, indenture, mortgage, loan agreement, note, lease, or other instrument by which Assignee may be bound or to which any of the assets of Assignee are subject.

(d)           No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency or other third party, is required for Assignee’s execution, delivery and performance of this Assignment Agreement, the assignment of the Mortgages being assigned hereunder, or consummation of the transactions contemplated hereby.

(e)           Assignee (i) is a sophisticated entity that is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933 (the “Act”), (ii) is able to bear the economic risk associated with the Mortgages, (iii) has received such information as it deems necessary and appropriate to make an informed decision regarding the acquisition of the Mortgages, (iv) has such knowledge and experience, and has made investment of a similar nature, so as to be aware of the risks and uncertainties inherent in the investment of the type contemplated in this Assignment Agreement.

(f)            The Mortgages are being acquired for Assignee’s own account without any view to the “distribution” thereof within the meaning of the Act and Assignee has no intention of distributing or reselling the Mortgages, or any part thereof, except in accordance with the Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

3.             The assignment and transfer of the Mortgages and the foregoing representations, warranties and agreements of each of Assignor and Assignee shall be deemed made on and at the date of Assignor’s transfer of the Mortgages to Assignee or its nominee. Assignee shall have no recourse against Assignor, nor shall Assignor incur any liability, for any misstatement (whether material or immaterial) or omission (whether negligent or otherwise) of any issuer or any of the other parties to the Mortgages (other than of Assignor to the extent set forth herein).

4.             Seller and Purchaser hereby agree that in consideration of the transfer to Purchaser by Seller of the Mortgages pursuant hereto, Purchaser, upon delivery to Purchaser of the Mortgages with endorsements or allonges as described in section 1 (g) hereof as appropriate to effect transfer of the Mortgages, will pay to Seller by wire transfer of immediately available funds the amount determined in accordance with the attached Purchase Price Schedule in accordance with the payment wiring instructions set forth on the Purchase Price Schedule (or such other account of Seller as Seller may direct). Settlement will take place pursuant to the following instructions: Assignor will cause its clearing bank to deliver the Mortgages to the following institution:

ALLSTATE LIFE INSURANCE COMPANY

c/o Citibank, N.A.

333 West 34th Street, 3rd Floor Securities Vault

New York, New York 10001

Attention:  Danny Reyes

For Allstate Life Insurance Company / Safekeeping Account No. 846627

(or such other delivery to Assignee as Assignee may reasonably direct) and Assignee, upon delivery of the Mortgages (with allonges or endorsements as provided in Section 1(g) hereof), will pay to Assignor by wire transfer of immediately available funds the amount indicated on the Purchase Price Schedule.

5.             From and after the date hereof, Assignor covenants and agrees to execute and deliver all such agreements, instruments and documents or modifications such as (but not by way of limitation) assignments, U.C.C. filings of Assignment or modification, and to take all such further actions as the other party may reasonably request from time to time (at the requesting party’s expense) to carry out the intent and purposes and to consummate the transactions contemplated hereby and to fully effect the transfer of the Mortgages and all interests held by Assignor therein to the Assignee.

6.             If at any time after the closing of the transactions contemplated hereby, Assignor receives any payment or other distributions of cash (including principal, interest, or premium), notes, securities, or other property (including collateral) or proceeds (including insurance proceeds) under or in respect of the Mortgages (a “Distribution”), Assignor shall (i) accept and hold the Distribution for the account and sole benefit of Assignee, (ii) have no equitable or beneficial interest in the Distribution, and (iii) promptly deliver the Distribution to Assignee in accordance with the wiring instructions set forth below (free of any withholding, setoff, recoupment, or deduction of any kind except as required by law).

7.             The respective agreements, representations, warranties and other statements of Assignor and Assignee set forth in or made pursuant to this Assignment Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of Assignee or Assignor or any of their respective partners, officers or directors or any controlling person, as the case may be, and will survive delivery of the Securities assigned hereunder.

8.             This Assignment Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such state. THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT THEY MAY HAVE TO TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION, OR IN ANY LEGAL PROCEEDING, DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS ASSIGNMENT AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS ASSIGNMENT AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

9.             This Assignment Agreement will inure to the benefit of and be binding upon the parties hereto, and in each case their respective successors, and no other person will have any right or obligation hereunder.

10.           The invalidity or unenforceability of any section, paragraph or provision of this Assignment Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Assignment Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made changes (and only such changes) as are necessary to make it valid and enforceable.

11.           This Assignment Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Assignment Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

Allstate Insurance Company, Assignee

		By:	/s/ Breege Farrell
		Name:	Breege Farrell
		Title:	Authorized Signatory

		By:	/s/ Patricia Wilson
		Name:	Patricia Wilson
		Title:	Authorized Signatory

Accepted and Agreed this 10th day of September, 2008.

Allstate Life Insurance Company, Assignee

By:	/s/ David A. Walsh
Name:	David A. Walsh
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

Purchase Price Schedule

Seller’s Wiring Instructions

Bank:	Citibank
ABA #:	021000089
Account Name:	Allstate Insurance Company Collection Account
Account #:	30546952

The Purchase Price for each respective Mortgage listed on Schedule “A” shall be the amount specified in the column captioned “Market Value” on Schedule “A”, plus accrued interest to, but not including the Settlement Date specified in the column captioned “Accrued Interest” on Schedule “A”.

Exhibit A

								Principal
								Amount as of		Fair Value as of
DEPT	Acct/Book	CUSIP	Description	Maturity Date	Coupon Rate	NAIC Rating	Schedule	9/10/2008	Price	9/10/2008
CMTG	Asset Type >> COMMLOAN	001070080	Park & Commerce Centre	3/1/2012	7.72	NA	Schedule B	1,344,842	103.4066	1,390,656
CMTG	Asset Type >> COMMLOAN	001070090	Mayfair Centre	3/1/2012	7.72	NA	Schedule B	551,730	103.4066	570,526
CMTG	Asset Type >> COMMLOAN	001070100	200 W. Highway 114	8/1/2010	7.25	NA	Schedule B	6,385,538	100.0000	6,385,538
CMTG	Asset Type >> COMMLOAN	001223740	Hamden Plaza	3/1/2014	5.30	NA	Schedule B	8,470,927	98.2414	8,321,959
CMTG	Asset Type >> COMMLOAN	001223930	Darien Towne Center	6/1/2010	4.65	NA	Schedule B	10,000,000	98.3765	9,837,646
CMTG	Asset Type >> COMMLOAN	001223970	Stony Creek Marketplace	1/1/2011	4.77	NA	Schedule B	14,162,000	97.7574	13,844,404
CMTG	Asset Type >> COMMLOAN	001223990	Cargill Buildings	2/10/2011	5.17	NA	Schedule B	10,000,000	101.0459	10,104,592
CMTG	Asset Type >> COMMLOAN	001224020	Chestnut Apartments	2/1/2009	4.19	NA	Schedule B	9,750,000	98.6334	9,616,755
CMTG	Asset Type >> COMMLOAN	001224100	Plaza At Robinson Town Centre	2/1/2014	5.25	NA	Schedule B	7,435,701	96.5363	7,178,150
CMTG	Asset Type >> COMMLOAN	001224140	Town & Country	9/1/2014	5.15	NA	Schedule B	13,690,318	96.7646	13,247,379
CMTG	Asset Type >> COMMLOAN	001224180	Dermody - Las Vegas	5/1/2014	5.08	NA	Schedule B	18,686,852	97.0852	18,142,163
CMTG	Asset Type >> COMMLOAN	001224290	221 Main Street	9/1/2014	5.10	NA	Schedule B	6,840,899	96.1273	6,575,968
CMTG	Asset Type >> COMMLOAN	001224330	Wells Fargo Office	6/1/2011	4.39	NA	Schedule B	2,381,719	95.2802	2,269,306
CMTG	Asset Type >> COMMLOAN	001224340	2301 Maitland Center Parkway	6/1/2011	4.39	NA	Schedule B	4,479,053	95.5171	4,278,263
CMTG	Asset Type >> COMMLOAN	001224480	One Financial Plaza	6/1/2009	4.30	NA	Schedule B	8,512,060	98.5700	8,390,336
CMTG	Asset Type >> COMMLOAN	001224580	Brook 35 Plaza	7/1/2014	5.46	NA	Schedule B	6,841,830	98.4589	6,736,393
CMTG	Asset Type >> COMMLOAN	001224620	Crate & Barrel	5/1/2014	5.14	NA	Schedule B	4,525,000	94.9530	4,296,622
CMTG	Asset Type >> COMMLOAN	001224630	Oak Brook Executive Center	6/1/2011	4.66	NA	Schedule B	15,000,000	96.0073	14,401,088
CMTG	Asset Type >> COMMLOAN	001224660	Countryside Shopping Center	2/1/2019	5.62	NA	Schedule B	7,632,400	94.1474	7,185,702
CMTG	Asset Type >> COMMLOAN	001224680	Providence Square SC	7/1/2011	4.89	NA	Schedule B	12,700,000	97.5293	12,386,217
CMTG	Asset Type >> COMMLOAN	001224690	Andersen Windows	8/10/2019	5.62	NA	Schedule B	4,306,270	96.6391	4,161,540
CMTG	Asset Type >> COMMLOAN	001225050	Eckerd	3/1/2010	5.31	NA	Schedule B	799,925	97.0825	776,587
CMTG	Asset Type >> COMMLOAN	001225070	8901-8965 Yellow Brick & 670 Chesap	8/1/2011	5.43	NA	Schedule B	8,500,000	98.8479	8,402,068
CMTG	Asset Type >> COMMLOAN	001225090	Clayton Lane - Phase I	9/10/2014	6.02	NA	Schedule B	3,096,994	96.6524	2,993,318
CMTG	Asset Type >> COMMLOAN	001225100	Clayton Lane - Phase II	9/10/2014	6.16	NA	Schedule B	9,456,326	97.3494	9,205,675
CMTG	Asset Type >> COMMLOAN	001225130	ProLogis Deerfield - NJ	9/1/2012	5.72	NA	Schedule B	9,686,270	94.2294	9,127,312
CMTG	Asset Type >> COMMLOAN	001225140	ProLogis Deerfield- PA	9/1/2012	5.72	NA	Schedule B	9,686,270	94.1357	9,118,237
CMTG	Asset Type >> COMMLOAN	001225440	Crosstown Centre	12/1/2014	5.39	NA	Schedule B	3,800,016	87.7236	3,333,513
CMTG	Asset Type >> COMMLOAN	001225540	Medical Plaza I	3/1/2020	5.69	NA	Schedule B	6,973,942	93.3522	6,510,328
CMTG	Asset Type >> COMMLOAN	001225580	Regatta Apartment Homes	2/1/2011	4.72	NA	Schedule B	10,000,000	96.6118	9,661,181
CMTG	Asset Type >> COMMLOAN	001225680	Olentangy Medical Office Building	5/1/2015	5.49	NA	Schedule B	4,658,503	88.4792	4,121,804
CMTG	Asset Type >> COMMLOAN	001225730	Cottage Plaza	3/1/2010	4.60	NA	Schedule B	13,025,000	98.3983	12,816,385
CMTG	Asset Type >> COMMLOAN	001225750	Opus Plaza At Highlands Ranch II	3/1/2015	5.29	NA	Schedule B	9,074,769	91.1087	8,267,906
CMTG	Asset Type >> COMMLOAN	001225820	Montogomery Corporate Center II	3/1/2010	4.50	NA	Schedule B	5,300,000	97.8810	5,187,694
CMTG	Asset Type >> COMMLOAN	001225830	Caterpillar Building	1/1/2010	4.65	NA	Schedule B	10,000,000	98.3942	9,839,418
CMTG	Asset Type >> COMMLOAN	001225960	Techworld I	6/1/2015	5.77	NA	Schedule B	10,000,000	96.8155	9,681,550
CMTG	Asset Type >> COMMLOAN	001226000	Washington Franklin Parking Garage	1/1/2015	4.90	NA	Schedule B	12,500,000	92.3318	11,541,470
CMTG	Asset Type >> COMMLOAN	001226020	Holliday Towne Center	3/1/2010	5.18	NA	Schedule B	1,596,125	98.8723	1,578,126
CMTG	Asset Type >> COMMLOAN	001226130	Park Place Plaza	8/1/2012	5.19	NA	Schedule B	6,500,000	95.8930	6,233,046
CMTG	Asset Type >> COMMLOAN	001226460	SAP I Building	9/1/2012	5.12	NA	Schedule B	7,487,739	94.6260	7,085,348
CMTG	Asset Type >> COMMLOAN	001226640	Northwest Industrial Portfolio - Or	9/1/2010	4.85	NA	Schedule B	14,750,000	98.4137	14,516,019
CMTG	Asset Type >> COMMLOAN	001226720	Ascot Glen	9/1/2012	4.96	NA	Schedule B	5,000,000	97.0825	4,854,124
CMTG	Asset Type >> COMMLOAN	001226850	Wash Franklin	1/1/2015	5.40	NA	Schedule B	8,000,000	95.6041	7,648,329
CMTG	Asset Type >> COMMLOAN	001226930	International Plaza I And II	9/1/2010	6.00	NA	Schedule B	9,602,385	99.8118	9,584,312
CMTG	Asset Type >> COMMLOAN	001228130	1401 Arch Street	6/1/2011	5.58	NA	Schedule B	12,500,000	98.3998	12,299,980
CMTG	Asset Type >> COMMLOAN	001228330	Macedonia Crossing	8/5/2011	6.05	NA	Schedule B	5,250,000	97.8711	5,138,234
CMTG	Asset Type >> COMMLOAN	001228370	Rockbrook Creek	6/1/2011	5.98	NA	Schedule B	4,462,500	99.1083	4,422,710
CMTG	Asset Type >> COMMLOAN	001228390	Devon Square Shopping Center	7/1/2011	5.91	NA	Schedule B	10,000,000	93.9292	9,392,920
CMTG	Asset Type >> COMMLOAN	001228410	Republic Center	9/1/2013	6.11	NA	Schedule B	6,250,000	100.9852	6,311,575

CMTG	Asset Type >> COMMLOAN	001228450	Pacific Plaza	8/1/2013	6.34	NA	Schedule B	7,750,000	97.2951	7,540,373
CMTG	Asset Type >> COMMLOAN	001228490	The Commons	9/1/2016	6.33	NA	Schedule B	3,925,000	90.1296	3,537,586
CMTG	Asset Type >> COMMLOAN	001228630	Westgate Building	11/1/2011	6.07	NA	Schedule B	6,671,392	100.2048	6,685,054
CMTG	Asset Type >> COMMLOAN	001228680	City Place - A	10/5/2011	5.93	NA	Schedule B	5,770,560	99.9671	5,768,664
CMTG	Asset Type >> COMMLOAN	001228720	City Place - B	10/5/2011	5.93	NA	Schedule B	3,609,309	99.9017	3,605,760
CMTG	Asset Type >> COMMLOAN	001228770	Equinox Apartments	9/1/2010	6.40	NA	Schedule B	4,275,000	95.2834	4,073,366
CMTG	Asset Type >> COMMLOAN	001228840	626 Dekalb On The Beltline	7/1/2012	5.84	NA	Schedule B	4,907,500	98.4405	4,830,969
CMTG	Asset Type >> COMMLOAN	001228880	Pierre Laclede Center	9/1/2011	5.87	NA	Schedule B	10,000,000	98.1902	9,819,015
CMTG	Asset Type >> COMMLOAN	001228900	Osco Warehouse	5/5/2016	6.27	NA	Schedule B	4,895,394	91.4518	4,476,925
CMTG	Asset Type >> COMMLOAN	001228980	Annapolis Roads Apartments	1/5/2011	5.95	NA	Schedule B	5,145,143	100.0256	5,146,460
CMTG	Asset Type >> COMMLOAN	001229120	One Tower Bridge	11/10/2011	5.51	NA	Schedule B	1,565,000	98.7677	1,545,714
CMTG	Asset Type >> COMMLOAN	001229130	Watt Plaza	2/1/2022	5.80	NA	Schedule B	2,911,393	93.6220	2,725,704
CMTG	Asset Type >> COMMLOAN	001229290	Highlands Ranch II	3/1/2015	5.71	NA	Schedule B	9,115,729	93.9233	8,561,798
CMTG	Asset Type >> COMMLOAN	001229410	Walden Park	1/1/2014	5.45	NA	Schedule B	10,000,000	97.2921	9,729,209
CMTG	Asset Type >> COMMLOAN	001229760	Tyco Building	5/1/2014	5.65	NA	Schedule B	8,500,000	96.6671	8,216,700
CMTG	Asset Type >> COMMLOAN	001230000	Cottages At Ellis Preserve	9/1/2012	5.88	NA	Schedule B	6,010,188	97.1160	5,836,856
CMTG	Asset Type >> COMMLOAN	001230050	Plantation Park @ Ballantyne	7/1/2017	5.46	NA	Schedule B	15,200,000	93.4314	14,201,577
CMTG	Asset Type >> COMMLOAN	001230110	Castle Ridge Plaza	10/1/2022	5.66	NA	Schedule B	7,904,307	89.3616	7,063,415
CMTG	Asset Type >> COMMLOAN	001230210	Meadowlands Distribution Center	6/1/2017	5.61	NA	Schedule B	15,000,000	92.9805	13,947,068
CMTG	Asset Type >> COMMLOAN	001230220	Jericho Atrium	7/1/2012	5.69	NA	Schedule B	18,000,000	96.9500	17,450,999
CMTG	Asset Type >> COMMLOAN	001230230	Aurora Business Center	8/5/2012	5.92	NA	Schedule B	2,260,000	98.8594	2,234,222
CMTG	Asset Type >> COMMLOAN	001230240	Airport Business Center II	8/5/2012	5.92	NA	Schedule B	1,730,000	98.8594	1,710,267
CMTG	Asset Type >> COMMLOAN	001230250	Gateway Plaza	8/5/2012	5.92	NA	Schedule B	5,680,000	99.2907	5,639,712
CMTG	Asset Type >> COMMLOAN	001230330	Greenbriar Chateau Apartments	9/1/2012	6.30	NA	Schedule B	10,000,000	95.2773	9,527,726
CMTG	Asset Type >> COMMLOAN	001230450	St. Moritz Apartments	8/1/2010	6.05	NA	Schedule B	34,537,534	99.2570	34,280,916
CMTG	Asset Type >> COMMLOAN	005000090	Loews Santa Monica	3/9/2009	3.61	NA	Schedule B	10,000,000	90.2906	9,029,058
CMTG	Asset Type >> COMMLOAN	005500010	EOP Portfolio	4/1/2009	3.67	NA	Schedule B	11,876,971	88.9150	10,560,409
CMTG	Asset Type >> COMMLOAN	005500020	EOP Portfolio	4/1/2009	3.97	NA	Schedule B	18,663,811	88.8750	16,587,462

								637,558,136		613,303,354